Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.4%
International Equity Funds - 21.6%
Transamerica Emerging Markets Opportunities (A)	9,393	$ 108,209
Transamerica International Equity (A)	26,685	560,383
Transamerica International Small Cap Value (A)	3,705	59,500

		728,092

International Fixed Income Fund - 1.1%
Transamerica Emerging Markets Debt (A)	3,486	37,267

U.S. Equity Funds - 48.8%
Transamerica Aegon Sustainable Equity Income VP (A)	9,535	187,830
Transamerica Large Cap Value (A)	45,160	594,755
Transamerica Small Cap Growth (A)	4,556	41,828
Transamerica Small Cap Value (A)	3,057	38,581
Transamerica WMC US Growth VP (A)	18,639	785,428

		1,648,422

U.S. Fixed Income Funds - 28.9%
Transamerica Bond (A)	50,196	480,874
Transamerica High Yield Bond (A)	7,497	69,576
Transamerica Intermediate Bond (A)	8,418	87,122
Transamerica Pinebridge Inflation Opportunities VP (A)	14,220	159,124
Transamerica Total Return (A)	17,251	177,509

		974,205

Total Investment Companies (Cost $3,232,420)		3,387,986

Total Investments (Cost $3,232,420)		3,387,986
Net Other Assets (Liabilities) - (0.4)%		(14,637)

Net Assets - 100.0%		$ 3,373,349

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,387,986	$—	$—	$3,387,986

Total Investments	$3,387,986	$—	$—	$3,387,986

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2021

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2021	Shares as of September 30, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$263,580	$388,504	$(538,000)	$86,900	$(13,154)	$187,830	9,535	$4,004	$—
Transamerica Bond	192,299	359,816	(67,500)	2,459	(6,200)	480,874	50,196	8,315	—
Transamerica Emerging Markets Debt	15,415	23,324	—	—	(1,472)	37,267	3,486	823	—
Transamerica Emerging Markets Opportunities	51,923	59,999	—	—	(3,713)	108,209	9,393	—	—
Transamerica High Yield Bond	—	69,479	—	—	97	69,576	7,497	988	—
Transamerica Intermediate Bond	28,144	59,991	—	—	(1,013)	87,122	8,418	991	—
Transamerica International Equity	226,083	313,000	(10,000)	2,936	28,364	560,383	26,685	—	—
Transamerica International Small Cap Value	24,671	31,000	—	—	3,829	59,500	3,705	—	—
Transamerica Large Cap Value	—	604,044	—	—	(9,289)	594,755	45,160	2,044	—
Transamerica Pinebridge Inflation Opportunities VP	48,446	108,750	—	—	1,928	159,124	14,220	2,250	—
Transamerica Small Cap Growth	19,364	19,000	—	—	3,464	41,828	4,556	—	—
Transamerica Small Cap Value	19,789	14,000	—	—	4,792	38,581	3,057	—	—
Transamerica Total Return	65,385	114,490	—	—	(2,366)	177,509	17,251	1,990	—
Transamerica WMC US Growth VP	308,191	568,947	(65,000)	20,704	(47,414)	785,428	18,639	7,945	105,501

Total	$1,263,290	$2,734,344	$(680,500)	$112,999	$(42,147)	$3,387,986	221,798	$29,350	$105,501

(B)	There were no transfers in or out of Level 3 during the period ended September 30, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

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Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

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